Exhibit 10.4

THIRD AMENDMENT
TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September 1, 2004 (this “Amendment”) by and between MWI VETERINARY SUPPLY CO. (the “Borrower”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as agent for the Lenders (in its capacity as agent, the “Agent”), is made with reference to that certain Credit Agreement, dated as of June 18, 2002, by and among the Borrower, the financial institutions from time to time party thereto (the “Lenders”), and the Agent, as amended by that certain First Amendment to Credit Agreement, dated as of August 13, 2002, and that certain Second Amendment to Credit Agreement, dated as of December 19, 2003 (as so amended and as otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITAL

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Borrower and the Lenders desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT

1.               Amendment to Annex A of the Credit Agreement.

The definition of “Applicable Margin” contained in Annex A of the Credit Agreement is hereby amended to delete the pricing grid contained therein and to replace it with the following:

If Fixed Charge Coverage Ratio is:	Level of Applicable Margins:
>1.85:1.00	Level I
<1.85:1.00 but >1.60:1.00	Level II
>1.35:1.00 but < 1.60:1.00	Level III
<1.35:1.00	Level IV

Low to High

		Applicable Margins
	Level I	Level II	Level III	Level IV
Base Rate Loans	0.00%	0.00%	0.00%	0.25%
LIBOR Rate Loans	1.75%	1.875%	2.00%	2.25%
Applicable L/C Margin	1.75%	1.875%	2.00%	2.25%

2.               Borrower’s Representations and Warranties.  In order to induce the Lenders to enter into this Amendment and thereby amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and the Lenders that the following statements are true, correct and complete:

2.1                                 CORPORATE POWER AND AUTHORITY.  The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

2.2                                 AUTHORIZATION OF AGREEMENTS.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

2.3                                 BINDING OBLIGATION.  This Amendment and the Amended Agreement are the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

2.4                                 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT.  The representations and warranties contained in Article 6 of the Credit Agreement are true, correct and complete in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

2.5                                 ABSENCE OF DEFAULT.  No event has occurred and is continuing or will result from the consummation of this Amendment that would constitute an Event of Default or a Default.

3.               Conditions To Effectiveness Of This Amendment.  This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and the Lenders and only if and when each of the following conditions are satisfied:

3.1                                 CONSENT OF GUARANTOR.  Holdings shall have executed and delivered to the Agent the Consent of Guarantor attached hereto.

3.2                                 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND WARRANTIES.  No Default or Event of Default shall exist and each of the representations and warranties made by the Credit Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Effective Date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).

4.               Effective Date.  This Amendment shall become effective as of September 1, 2004, but only upon the satisfaction of the conditions set forth in Section 3 (the “Effective Date”).

5.               Miscellaneous.

5.1                                 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

(a).                               On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Credit Agreement, and each reference in the other Transaction Documents to the “Credit Agreement,” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

(b).                              Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered into pursuant to the Credit Agreement and the Liens granted thereby shall remain in full force and effect and are hereby ratified and confirmed.

(c).                               The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

5.2                                 HEADINGS.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

5.3                                 NEW YORK LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

5.4                                 COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

5.5                                 COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

“BORROWER”

MWI VETERINARY SUPPLY CO.,

By:	/s/ Mary Pat B. Thompson
Mary Pat B. Thompson
Vice President and Chief Financial Officer

“AGENT”

BANK OF AMERICA, N.A.

By:	/s/ Steven W. Sharp
Steven W. Sharp
Vice President

“LENDERS”

BANK OF AMERICA, N.A.

By:	/s/ Steven W. Sharp
Steven W. Sharp
Vice President

FLEET CAPITAL CORPORATION

By:	/s/ Matthew R. VanSteenhuyse
Matthew R. VanSteenhuyse
Senior Vice President

CONSENT OF GUARANTOR

The undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of the undersigned Guarantor are not impaired or affected and the Guaranty continues in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, the undersigned has executed and delivered this CONSENT OF GUARANTOR as of the 8th day of September, 2004.

MWI VETERINARY HOLDINGS, INC.

By:	/s/ Mary Pat B. Thompson
Name:	Mary Pat B. Thompson
Title:	Vice President and Chief Financial Officer